UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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JPMorgan Insurance Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to update certain telephone numbers for shareholder questions and for requesting printed proxy materials, related to the virtual special shareholder meeting to be held on October 27, 2021 (the “Meeting”), included in the Definitive Proxy Statement filed by the registrant with the U.S. Securities and Exchange Commission on August 27, 2021 (the “Proxy Statement”).

Please note that no changes other than those described in this explanatory note have been made to the Proxy Statement and related materials. These corrections were made prior to any mailing of the Proxy Statement to shareholders.

JPMorgan Insurance Trust

277 Park Avenue

New York, NY 10172

August 27, 2021

Dear Contract Owner:

You are being asked to vote on important matters to be considered at a special meeting of shareholders of each of the series (“Portfolios”) of JPMorgan Insurance Trust (“Trust”), scheduled to be held on October 27, 2021 at 10:00 a.m. Eastern Time (“Meeting”).

Our records indicate that you are an owner of a variable annuity contract and/or a variable life insurance policy (collectively, “variable contracts”) and that you have selected as an investment option within that variable contract one or more of the series of the Trust. This entitles you to give the insurance company issuing your variable contract voting instructions regarding an important matter to be voted upon at the Meeting.

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Portfolios’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders and contract owners will not be able to attend the Meeting in person. The purpose of the Meeting is to obtain shareholder approval to elect 16 Nominees to serve as Trustees for the Trust (“Proposal”).

Shareholders are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if they owned shares of any Portfolio at the close of business on August 20, 2021 (the “Record Date”). Shareholders of all Portfolios will vote on the Proposal.

The Portfolios are available exclusively as a funding vehicle for variable contracts offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain insurance companies (“Participating Insurance Companies”). Individual variable contract owners (“variable contract owners”) are not the “shareholders” of the Portfolios. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolios. Shareholders of record of a Portfolio at the close of business on the Record Date are entitled to vote at the Meeting with respect to the Proposal.

In accordance with the Investment Company Act of 1940, as amended, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners who have allocated their variable contract values to a Portfolio as of the Record Date, as determined by the Participating Insurance Companies (“Contract Owners”), the opportunity to instruct the Participating Insurance Companies as to how they should vote Portfolio shares (attributable to their contract values) with respect to the Proposal.

This letter and the accompanying Notice of Special Meeting of Shareholders, Proxy Statement, and Voting Instruction Card are, therefore, being furnished to Contract Owners entitled to provide voting instructions with regard to the Proposal.

As a Contract Owner, you have the right to instruct your Participating Insurance Company as to the manner in which a Portfolio’s shares attributable to your variable contract should be voted. Shares for which a Participating Insurance Company does not receive timely voting instructions from Contract Owners and duly executed and dated Voting Instruction Cards that do not provide voting instructions will be voted by that Participating Insurance Company in the same proportion as the shares for which Contact Owners have provided voting instructions to the Participating Insurance Company. This proportional voting may result in a small number of Contract Owners determining the vote on the Proposal.

Your vote is extremely important and providing voting instructions is quick and easy. Everything you need is enclosed. To cast your vote, simply complete, sign and return the Voting Instruction Card. In addition to voting by mail, depending on your insurance company, you may also be able to provide voting instructions either by telephone or via the Internet. If available, we encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Voting Instruction Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Please vote at your earliest convenience. Please review the Proxy Statement and consider the Proposal carefully before providing your voting instructions. Please vote at your earliest convenience, even if you plan to participate in the Meeting virtually. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the Proposal to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold investment interests in multiple Portfolios or accounts. Please respond to them all. Your vote is extremely important, no matter how many investment interests you own.

Instructions explaining how to provide voting instructions are provided on the notice for the Meeting and your Voting Instruction Card.

If you have any questions after reviewing the proxy materials, please call 1-855-737-3175. We will get you the answers that you need promptly.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR ALL” the Nominees in the Proposal.

Thank you for your attention to these important matters and for your continuing support of the J.P. Morgan Mutual Funds.

Sincerely,

Brian S. Shlissel

President

JPMorgan Insurance Trust

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

277 Park Avenue

New York, NY 10172

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 27, 2021

To the owners of variable life insurance contracts and variable annuity contracts (“variable contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain insurance companies (“Participating Insurance Companies”):

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each of the series named above (each, a “Portfolio” and collectively, the “Portfolios”) of JPMorgan Insurance Trust (“Trust”) is scheduled to be held in a virtual meeting format at 10:00 a.m. Eastern Time on October 27, 2021 (the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Portfolios’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders and contract owners will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

The Meeting is being held to elect 16 Nominees to serve as Trustees for the Trust (“Proposal”), as further described in the Proxy Statement.

The Portfolios are available exclusively as funding vehicles for variable contracts offered by the Separate Accounts of Participating Insurance Companies. Individual variable contract owners are not the “shareholders” of the Portfolios. Rather, the Separate Accounts of Participating Insurance Companies are the shareholders of the Portfolios. Shareholders of record of a Portfolio at the close of business on August 20, 2021 (the “Record Date”) are entitled to vote at the Meeting with respect to the proposal. In accordance with the Investment Company Act of 1940, as amended, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners who have allocated their variable contract values to a Portfolio as of the Record Date, as determined by the Participating Insurance Companies and their Separate Accounts (“Contract Owners”) the opportunity to instruct the Participating Insurance Companies as to how they should vote Portfolio shares held by their Separate Accounts with respect to the Proposal.

As a Contract Owner, you have the right to instruct your Participating Insurance Company as to the manner in which a Portfolio’s shares attributable to your variable contract should be voted. Shares for which a Participating Insurance Company does not receive timely voting instructions from Contract Owners and duly executed and dated Voting Instruction Cards that do not provide voting instructions will be voted by that Participating Insurance Company in the same proportion as the shares for which Contact Owners have provided voting instructions to the Participating Insurance Company. This proportional voting may result in a small number of Contract Owners determining the vote on the proposal.

You are also entitled to participate at the Meeting, including any postponement(s) and adjournment(s), if you were an Contract Owner at the close of business on the Record Date.

To participate in the Meeting, shareholders and Contract Owners must register in advance by visiting https://viewproxy.com/JPMorganfunds/broadridgevsm/ and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Portfolios’ proxy tabulator.

Shareholders and Contract Owners will be asked to submit their name and control number found on their proxy card or voting instruction Card in order to register to participate in and, in the case of shareholders, vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/JPMorganfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders or Contract Owners have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once the registration requests of shareholders and Contract Owners have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Portfolio present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on October 27, 2021.

This Notice presents an overview of the more complete proxy materials, which contain important information and are available on the Portfolios’ website or by mail. This Notice is not a ballot or other form for voting.

The Proxy Statement is available at www.proxyvote.com and a paper copy can be obtained at no charge by calling 1-800-579-1639.

To cast your vote simply complete, sign and return the Voting Instruction Card. In addition to voting by mail, depending on your insurance company, you may also be able to provide voting instructions either by telephone or via the Internet.

To provide voting instructions by Telephone:	To provide voting instructions by Internet:
(1) Read the Proxy Statement and have your Voting Instruction Card at hand.	(1) Read the Proxy Statement and have your Voting Instruction Card at hand.

(2) Call the toll-free number shown on your Voting Instruction Card.	(2) Go to the website shown on your Voting Instruction Card.

(3) Enter the control number shown on your Voting Instruction Card and follow the simple instructions.	(3) Enter the control number shown on Voting Instruction Card and follow the simple instructions.

If available, we encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Voting Instruction Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Please respond at your earliest convenience, even if you plan to participate in the Meeting virtually. You may receive more than one set of proxy solicitation materials if you hold investment interests in multiple Portfolios or accounts. Please vote them all. Your vote is extremely important, no matter how many investment interests you own.

Whichever method you choose, please read the Proxy Statement carefully before you provide voting instructions.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Brian S. Shlissel President

August 27, 2021

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2021

INTRODUCTION

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of JPMorgan Insurance Trust (“Trust”), on behalf of each of its respective series as named on the Notice (each, a “Portfolio” and collectively, the “Portfolios”), to be voted at a Special Meeting of Shareholders to be held in a virtual meeting format at 10:00 a.m. Eastern Time on October 27, 2021, for the purposes described in this Proxy Statement (together with any postponement(s) or adjournment(s), the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Portfolios’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders and contract owners will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

This Proxy Statement and its accompanying Voting Instruction Card are first being mailed to shareholders on or about September 16, 2021. Any shareholder of a Portfolio on the Record Date is invited to attend the Meeting.

The Portfolios are available exclusively as funding vehicles for variable life insurance contracts and variable annuity contracts (“variable contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain insurance companies (“Participating Insurance Companies”). Individual variable contract owners are not the “shareholders” of the Portfolios. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolios. Shareholders of record of a Portfolio at the close of business on August 20, 2021 (the “Record Date”) are entitled to vote at the Meeting with respect to the proposal. In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), and certain interpretations by the staff of the Securities and Exchange Commission (“SEC”) with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners that have allocated their variable contract values to a Portfolio as of the Record Date, as determined by the Participating Insurance Companies and their Separate Accounts (“Contract Owners”), the opportunity to instruct the Participating Insurance Companies as to how they should vote Portfolio shares held by their Separate Accounts with respect to the proposal.

Shares of a Portfolio owned by a Separate Account of a Participating Insurance Company will be voted by the Participating Insurance Company in accordance with the timely instructions received from the applicable Contract Owners. Each Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. Shares for which a Participating Insurance Company does not receive timely voting instructions from Contract Owners and duly executed and dated Voting Instruction Cards that do not provide voting instructions will be voted by that Participating Insurance Company in the same proportion as shares for which the Participating Insurance Company has received timely voting instructions from the applicable Contract Owners. This proportional voting may result in a small number of Contract Owners determining the vote on the proposal.

A Contract Owner may revoke previously submitted voting instructions at any time prior to the Meeting by (1) submitting to his or her Participating Insurance Company subsequently dated voting instructions in proper form, whether via a Voting Instruction Card or telephone or Internet voting, (2) delivering to his or her Participating Insurance Company a written notice of revocation, or (3) otherwise giving notice of revocation during the Meeting, in all cases prior to the exercise of the authority granted in the previously submitted voting instructions.

To participate in the Meeting, shareholders and Contract Owners must register in advance by visiting https://viewproxy.com/JPMorganfunds/broadridgevsm/ and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Portfolios’ proxy tabulator.

Shareholders and Contract Owners will be asked to submit their name and control number found on their proxy card or voting instruction Card in order to register to participate in and, in the case of shareholders, vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/JPMorganfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders or Contract Owners have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once the registration requests of shareholders and Contract Owners have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Portfolio present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

If you would like to receive a copy of the most recent annual report of a Portfolio free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any Portfolio by visiting www.jpmorganfunds.com.

PROPOSAL

ELECTION OF NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

Proposal

Shareholders are being asked to elect 16 individuals (“Nominees”) to serve on the Trust’s Board of Trustees (“Board”).

Background

The J.P. Morgan Family of Funds includes 125 U.S. mutual funds (“J.P. Morgan Mutual Funds”) and 44 exchange-traded funds (“J.P. Morgan ETFs”) totaling approximately $1,046 billion as of July 31, 2021. The investment adviser to the J.P. Morgan Mutual Funds and J.P. Morgan ETFs is J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”). The J.P. Morgan Mutual Funds and J.P. Morgan ETFs are each currently overseen by separate boards with different individuals serving as board members. One of the goals of this Proposal, if approved, is to achieve a single, unified board with common members across the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The J.P. Morgan Mutual Funds currently consist of 125 individual mutual funds, including the 6 Portfolios that make up the Trust. Each of the 125 funds is a separate series of one of eight registered open-end management investment companies. Each of the eight investment companies, including the Trust, is a separate legal entity that has its own board of trustees/directors. The same individuals who currently serve as members of the Board (“Trustees”) also serve as trustees/directors on those other boards (individually and collectively with the Trustees/Board, the “Mutual Fund Board”).

The J.P. Morgan ETFs currently consist of 44 separate series of J.P. Morgan Exchange-Traded Fund Trust, another open-end registered management investment company. A different group of individuals from those currently serving on the Mutual Fund Board currently serves on its board of trustees (the “ETF Board”).

Nine of the Nominees currently are Trustees and therefore are members of the Mutual Fund Board. Seven of the Nominees currently are not Trustees (“New Nominees”): six are members of the ETF Board and one, Nina O. Shenker, is a current executive of J.P. Morgan Asset & Wealth Management (“JPMAWM”) who is expected to retire from that role prior to commencing service as a Trustee.

In conjunction with seeking your approval to elect the Nominees to serve on the Board, the other open-end registered management investment companies constituting the J.P. Morgan Mutual Funds and the J.P. Morgan Exchange-Traded Fund Trust are asking their shareholders to elect the same 16 Nominees to their boards. Fourteen of the Nominees, including all of the current Trustees, are not expected to be “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Nominees”), and two of the Nominees are expected to be “interested persons” (the “Interested Nominees”). If shareholder approval is also obtained for all of those investment companies, this will result in a unified board structure across the J.P. Morgan Family of Funds, with the same group of trustees/directors overseeing all of the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The Mutual Fund Board and the ETF Board separately determined that it is in the best interests of the J.P. Morgan Mutual Funds and the J.P. Morgan ETFs to be overseen by the same group of trustees/directors and specifically by the individuals nominated for election in this Proposal.

Factors Supporting a Unified Board

In reaching its determination to recommend shareholder approval of the Nominees, in addition to carefully considering the experience, qualifications, attributes, and skills of each Nominee, as further discussed below, the Trustees evaluated the potential benefits of moving to a unified board structure. They considered the following factors, among others. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching their conclusions with respect to the benefits of implementing a unified board structure.

•

Convergence of Mutual Funds and ETFs: In light of the convergence of mutual funds and ETFs as popular investment options, combining the J.P. Morgan Mutual Funds and J.P. Morgan ETFs into a single fund complex overseen by a single board of trustees will benefit shareholders because a unified board will share greater combined expertise, including a broader and deeper collective understanding of mutual fund and ETF products and markets. This will facilitate oversight of investment strategies offered through both vehicles, including appropriate business considerations and conflicts of interest. In addition, a unified board should be better able to serve shareholders in determining whether to offer a fund in a mutual fund or ETF format, to merge or convert funds from one format to the other or to offer substantially similar funds in both formats.

•

Ability to Respond to Evolving Market Conditions: Operating through a unified board structure will provide synergies in the oversight of the J.P. Morgan Family of Funds on behalf of shareholders by providing enhanced oversight of evolving market and regulatory trends impacting both types of funds. A unified board will help ensure that the J.P. Morgan Family of Funds are able to respond nimbly to evolving competitive and regulatory developments, particularly matters that may impact both the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

•

Broader Skill Sets, Backgrounds and Experiences: Increasing the size of the Board will broaden the diversity of viewpoints, skill sets, backgrounds and depths of experiences of the Board, which would benefit the Board in its exercise of oversight responsibilities on behalf of shareholders and in responding to the growing complexities of registered fund governance and oversight, including compliance, regulatory and risk management oversight. In addition, increasing the size of the Board will potentially allow greater focus on important matters through the use of additional Board members on committees, whether specific to a particular Portfolio, Mutual Fund or ETF or complex wide.

•

Succession Planning: The Board has experienced several retirements over the past few years. As a result, only two-thirds of the Trustees have been elected by shareholders. Under the 1940 Act shareholder approval is required to fill a vacancy if it would result in a board with less than two-thirds of its members having been elected by shareholders. Accordingly, filling any of the current vacancies would require shareholder approval. Shareholder approval of the Nominees also would address the anticipated longer-term succession planning needs of the Board by allowing a number of anticipated future vacancies (due to future retirements) to be left empty (which would move the Board back in line with its historical size of 12 members) or filled without the time and expense associated with calling another shareholder meeting. In addition, onboarding for the New Nominees is expected to require less time and expense than would be required for nominees who are less familiar with the J.P. Morgan Family of Funds.

•

Efficiencies and Organizational Focus: A unified board structure would promote the development of uniform compliance and governance policies (with consistent policies, consistently applied), lead to a reduction in the aggregate number of Board meetings, matters of common interest being discussed at a single meeting (as opposed to separately by the Mutual Fund Board and the ETF Board) and more efficient and transparent communication. This could result in a further enhanced governance structure and environment for the J.P. Morgan Family of Funds.

•

Potential for Future Economies of Scale: Reductions in professional services resulting from a unified board structure are estimated to reduce expenses modestly in the near term. In addition, a unified board structure provides the potential for shareholders to benefit from economies of scale in the longer-term, as certain fixed costs might be spread over a greater asset base. The scale attributable to bringing the J.P. Morgan

Mutual Funds and the J.P. Morgan ETFs together could result in greater leverage with service providers, which may result in additional cost savings.

•	Common Industry Practice: Use of a unified board structure is a common industry practice.

Nomination Process

The Board’s Governance Committee is responsible for the selection and nomination of individuals for election or appointment as Trustees, including both those who would not be deemed to be an “interested person,” as that term is defined under the 1940 Act, of the Trust (“Independent Trustees”) and those who would be deemed to be an “interested person” of the Trust (“Interested Trustees”). In evaluating potential Nominees, the Governance Committee considers such factors as it deems appropriate under the particular facts and circumstances, including, as applicable: (i) the contribution the person can make to the Board and the Portfolios, considering the person’s business experience, education and such other factors as the Committee may determine to be relevant; (ii) the person’s character and integrity, and his or her independence, leadership skills and ability to work with the other Trustees; (iii) whether or not the person is willing and able to serve and commit the time necessary to perform the duties of a Trustee; (iv) the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; and (v) recommendations from management as the Committee deems appropriate and as consistent with the 1940 Act.

Beginning in March 2021, at the request of Portfolio management, an ad hoc committee consisting of two Trustees from the Mutual Fund Board and two trustees from the ETF Board convened to explore the possible integration of the two boards. The ad hoc committee, assisted by counsel, met regularly over several months variously with, and apart from, representatives of Portfolio management, and ultimately recommended integration to the Governance Committee of the Mutual Fund Board and the Governance and Nominating committee of the ETF Board, as well as the nomination of the New Nominees.

At a July 30, 2021 meeting, the Governance Committee unanimously nominated each of the Nominees and recommended Board approval, and, at an August 2, 2021 meeting, the Board unanimously approved the nominations and recommended shareholder approval of each Nominee.

In reaching its determination to recommend each Nominee, the Governance Committee met in a series of meetings. The Governance Committee met separately with its members, in executive session with the other Independent Trustees and independent legal counsel, with representatives of Portfolio management, and with the full Board. The Governance Committee and the other Independent Trustees also met with each of the members of the ETF Board. In addition, the Governance Committee and the other Independent Trustees acknowledged that they had worked with Ms. Shenker over multiple years and that she had attended and actively participated at Board meetings, at the invitation of the Independent Trustees, since 2018.

The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Nominee should stand for election as Trustee of the Trust. The Governance Committee and Board evaluated each Nominee both individually and in the broader context of the Board’s overall effectiveness. In forming its recommendation for approval of the New Nominees, the ad hoc committee similarly considered many of these same factors.

The Governance Committee and the Board considered the experience, qualifications, attributes, and skills of each Nominee to determine whether the person should serve as a Trustee of the Trust. For those Nominees who are currently Trustees, the Governance Committee and the Board considered the commitment that each Nominee has demonstrated in serving on the Board, including the significant time the Trustee devotes to preparing for meetings and their active engagement and participation at Board meetings.

The Governance Committee also considered the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of backgrounds, experiences and views among its members, and considers this a factor in evaluating the composition of the Board and potential nominees. In considering potential nominees, the Committee values diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes. The Governance Committee has adopted a policy on diversity. The Governance Committee expects to assess the effectiveness of the policy as part of the annual self-assessment process of the Board.

The Governance Committee and the Board considered the character of each Nominee and each Nominee’s commitment to executing his or her duties as a Trustee with diligence, honesty and integrity. The Governance Committee and the Board considered the contributions that each Nominee would make to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee and the Board also considered each Nominee’s significant and relevant experience and knowledge with respect to registered investment companies and asset management. Additionally, with respect to each Nominee who is a member of the Mutual Fund Board, the Nominee’s expertise with respect to mutual fund products and markets, as well as their experience with respect to reviewing the Portfolios’ agreements with service providers, including the Portfolios’ investment advisers, custodian, and fund accountant, was considered. For each Nominee who is a member of the ETF Board, the Nominee’s expertise with respect to ETF products and their markets was considered. With respect to Ms. Shenker, the Board considered her significant and substantive asset management experience, in particular her legal, regulatory, fiduciary, controls and governance expertise relating to asset management, mutual funds and ETFs gained over her more than 35 year career in the financial services industry, including at JPMAWM.

The Governance Committee and the Board also considered, with respect to the Nominees who are currently members of the Mutual Fund Board, experience and contributions of each Nominee in the context of the Board’s leadership and committee structure. The Board has six committees including: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market and Alternative Products Committee and the Fixed Income Committee. Each current Trustee, except the Chairman of the Board, serves on one of the Board’s investment committees, allowing the Board to effectively evaluate information for the Portfolios in a focused and disciplined manner.

The Board, based on the recommendation of the Governance Committee, has nominated for election all of the current Trustees, as follows: John F. Finn, Stephen P. Fisher, Kathleen M. Gallagher, Frankie D. Hughes, Raymond Kanner, Mary E. Martinez, Marilyn McCoy, Dr. Robert A. Oden, Jr., and Marian U. Pardo, each of whom is a current Trustee of the Trust and the Mutual Fund Board. Each of these Nominees were elected by shareholders at a meeting held on June 10, 2014, with the exceptions of the following individuals who have been appointed (but not yet elected) to fill subsequent vacancies: Mr. Kanner was appointed to the Mutual Fund Board in 2017, and Mr. Fisher and Ms. Gallagher were each appointed to the Mutual Fund Board in 2018.

The Board, based on the recommendation of the Governance Committee, also has nominated for election: Gary L. French, Robert J Grassi, Thomas P. Lemke, Lawrence R. Maffia, Emily A. Youssouf, and Robert F. Deutsch, each of whom is a member of the ETF Board. In addition, the Board, based on the recommendation of the Governance Committee, has nominated for election Nina O. Shenker.

Qualifications of Nominees

In reaching its conclusion that each Nominee should serve as a Trustee of the Trust, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of the Nominees:

Independent Nominees

John F. Finn. Mr. Finn has served as the Chair of the Mutual Fund Board since January 2020 and is also Chair of the Governance Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. He has served as a member of the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1998. Mr. Finn is the Chairman at Gardner, Inc., a supply chain management company that serves industrial and consumer markets. Mr. Finn has experience with board functions through his current positions as a Director for Greif, Inc. (industrial package products and services) and as a Trustee for Columbus Association for the Performing Arts. Until June 2014, Mr. Finn was the head of the J.P. Morgan Mutual Funds Board’s Strategic Planning Working Group, comprised of Independent Trustees, which worked with the administrator to the J.P. Morgan Mutual Funds on initiatives related to efficiency and effectiveness of board materials and meetings.

Stephen P. Fisher. Mr. Fisher has served on the Mutual Fund Board since 2018 and is also Chair of the Money Market and Alternative Products Committee for the Mutual Fund Board. Mr. Fisher is a member of the Compliance Committee and the Money Market and Alternative Products Committee for the Mutual Fund Board. He retired after a 30-year career in the investment management industry, including most recently serving as President of New York Life Investment Management LLC (NYLIM) and the MainStay Funds group. In addition, until his retirement, he served as Chairman of NYLIM Service Company LLC (a transfer agent), Chairman and CEO of NYLIFE Distributor LLC (a registered broker-dealer) and Chairman of Index IQ Advisors LLC (an investment adviser for the IndexIQ ETFs). As President of NYLIM, Mr. Fisher oversaw all operational aspects of NYLIM’s mutual fund and ETF clients, which included functioning as a liaison to the boards of the funds. Prior to his retirement, Mr. Fisher was involved in governance matters at NYLIM, including serving on the NYLIM Investment Governance Committee, the NYLIM Risk Steering Committee and the NYLIM Compliance Committee.

Kathleen M. Gallagher. Ms. Gallagher has served on the Mutual Fund Board since 2018. Ms. Gallagher is chair of the Audit and Valuation Committee for the Mutual Fund Board and a member of the Money Market and Alternative Products Committee for the Mutual Fund Board. She retired after a 30-year career as a finance professional in the automotive industry, including most recently as the Chief Investment Officer – Benefit Plans at Ford Motor Company (Ford), where she led Ford’s global pension de-risking investment strategy. In addition, Ms. Gallagher served as the Director of Global Risk Management, Corporate Treasury at Ford and as the Vice President of Finance at Ford Australia. During Ms. Gallagher’s career at Ford, she gained experience managing investment management and service provider relationships, and she frequently worked with Ford’s Board of Directors to recommend investment strategies and review performance. She also serves as a Non-Executive Director for Legal & General Investment Management (Holdings) and for Legal & General Investment Management America and as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business. She previously served as a member of the Client Advisory Council for Financial Engines, LLC and as a director of Ford Pension Funds Investment Management Ltd.

Frankie D. Hughes. Ms. Hughes has served on the Mutual Fund Board since 2008. Ms. Hughes is a member of the Compliance Committee and the Fixed Income Committee for the Mutual Fund Board. Ms. Hughes has significant experience in the asset management industry, previously serving as President and Chief Investment Officer of Hughes Capital Management, Inc. from 1993-2014. Ms. Hughes is currently the President of Ashland Hughes Properties, a property management company, and she has held such position since 2014.

Raymond Kanner. Mr. Kanner has served on the Mutual Fund Board since 2017. Mr. Kanner is Chair of the Equity Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. Mr. Kanner retired after a 31-year career in the finance industry including most recently as the Chief Investment Officer for the IBM Retirement Funds. He started his career with IBM in 1978, joined IBM’s Credit Corporation in 1985 and moved to the Retirement Funds in 1993. During his career at IBM, Mr. Kanner gained experience overseeing substantial investments in all asset classes, including equities, fixed income and alternatives. Since his retirement and until 2017, he served as the Acting Executive Director of the Committee on Investment of Employee Benefit Assets (CIEBA). He previously served as a director of an emerging markets equity fund and as an advisory board member to Betterment for Business and to BlueStar Indexes. He currently serves as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business, Los Angeles Capital and Penso Advisors. Mr. Kanner served as a member of the Compliance Committee and the Money Market and Alternative Products Committee until December 31, 2018.

Mary E. Martinez. Ms. Martinez has served as the Vice Chair of the Mutual Fund Board since January 2021 and has served on the Mutual Fund Board since January 2013. Ms. Martinez is a member of the Governance Committee and the Fixed Income Committee for the Mutual Fund Board and previously served as Chair of the Money Markets and Alternative Products Committee for the Mutual Fund Board from 2017 to 2020. She has over 25 years of experience in asset management, wealth management and private banking services. She served as Managing Director of Asset Management at Bank of America (which acquired U.S. Trust Company (“U.S. Trust”) in 2007). Ms. Martinez served in various roles at U.S. Trust, including President of the Excelsior Funds, member of U.S. Trust’s Executive Management Committee, Chief Executive Officer and President of U.S. Trust Private Bank, and Chief Operating Officer of Asset Management where she had responsibility for product development, management, infrastructure and operating oversight. Prior to that she was Head of Products/Services/Strategic-Planning-Alternative & Asset/Wealth Management at Bessemer Trust Company and a member of their Executive Management Committee. Ms. Martinez is a real estate investor/adviser and a Realtor Associate with Special Properties, a Christie’s International Real Estate Affiliate.

Marilyn McCoy. Ms. McCoy has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1999. She has served on the boards of the Pegasus Funds and the Prairie Funds. Ms. McCoy is a member of the Money Market and Alternative Products Committee and the Governance Committee. Ms. McCoy has served as the Vice President of Administration and Planning at Northwestern University for over 30 years, where she manages strategic planning, program review, information and analytics, executive level searches, and other programs and initiatives. Ms. McCoy also oversees Northwestern University’s Board of Trustees function and supports the University’s President.

Dr. Robert A. Oden Jr. Dr. Oden has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1997. Dr. Oden is the Chair of the Fixed Income Committee for the Mutual Fund Board and a member of the Governance Committee for the Mutual Fund Board. He retired after a long career in the education industry, previously serving as the President of Carleton College from 2002 to 2010 and as the President of Kenyon College from 1995 to 2002. Prior to that, Dr. Oden was the Headmaster of the Hotchkiss School from 1989 to 1995 and a Professor at Dartmouth College from 1975 to 1989. Dr. Oden currently serves as a Trustee of Trout Unlimited, a Trustee and Vice Chair of the American Museum of Fly Fishing and as a Trustee of Dartmouth-Hitchcock Medical Center serving as a member of the Advancement Committee, and he previously served as a Trustee of American University in Cairo.

Marian U. Pardo. Ms. Pardo has served on the Mutual Fund Board since February 2013. Ms. Pardo is Chair of the Compliance Committee for the Mutual Fund Board and a member of the Equity Committee for the Mutual Fund Board. Ms. Pardo has been in the financial services industry since 1968, with experience in investment management, banking and lending. She is a Managing Director and founder of Virtual Capital Management LLC, an investment consulting firm. She has extensive experience with respect to portfolio management, the J.P. Morgan Mutual Funds’ investment advisory business and banking and investment management, and previously served as a portfolio manager for equity funds across the capitalization spectrum. In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

Gary L. French. Mr. French has served on the ETF Board since 2014. Mr. French has over 35 years of experience in the financial services industry and related fields, including serving in various leadership roles with large financial institutions that operated and administered services to investment companies. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Senior Vice President and Business Head in the Fund Administration Division at State Street Bank) and through other positions held during his career in the investment management industry. He also gained experience serving as an independent director and officer of several other registered investment companies.

Robert J. Grassi. Mr. Grassi has served on the ETF Board since 2014. Mr. Grassi has over 30 years of experience in a variety of business and financial matters, including experience in senior management positions. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as Director of Pensions and Investments at Corning Incorporated) and through his current position as Sole Proprietor of Academy Hills Advisors LLC, an investment consulting firm. Mr. Grassi is licensed as an Investment Advisory Representative and is a Certified Employee Benefit Specialist.

Thomas P. Lemke. Mr. Lemke has served on the ETF Board since 2014. Mr. Lemke has over 35 years of experience in the financial services industry, including experience in various senior management positions with financial services firms in addition to multiple years of service with a regulatory agency and a major law firm. In addition, he has a background in internal controls, including legal, compliance, internal audit, risk management and fund administration, and has served as general counsel for several financial services firms. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.). He has also gained experience as an independent director of other registered investment companies, including his current position with each of The Advisors’ Inner Circle III Funds and Symmetry Panoramic Trust, and his prior positions as an independent director of ICI Mutual Insurance Company and as independent trustee of AXA Premier VIP Trust and The Victory Funds (or their predecessor funds). Mr. Lemke also is co-author of a number of treatises on the regulation of the investment management industry.

Lawrence R. Maffia. Mr. Maffia has served on the ETF Board since 2014. Mr. Maffia has over 30 years of experience in the financial services industry, including positions held at a public auditing firm and various other positions in the mutual fund industry. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as President and Company Director at ICI Mutual Insurance Company, a provider of D&O/E&O liability insurance and fidelity bonding for the U.S. mutual fund industry, and his prior positions as chief financial officer of Stein Roe & Farnham Mutual Funds and chief operations officer of Stein Roe & Farnham Mutual Funds’ transfer agent).

Emily A. Youssouf. Ms. Youssouf has served on the ETF Board since 2014. Ms. Youssouf has over 30 years of business experience in the financial services industry and related fields, including serving in several executive level positions within the investment banking and housing finance industries, including serving as a Managing Director at Merrill Lynch, Managing Director at Prudential Securities and Director at Credit Suisse. She served as President of the New York City Housing Development Corporation from 2003 to 2008, Vice Chair of the New York City Housing Authority from 2011 to 2014 and has served as a clinical professor at NYU since 2009 (in an adjunct capacity since 2011). In addition, she has an extensive background in strategic planning and financial analysis based on her prior positions as a Board Member of the NYC Health and Hospitals Corporation (where she served as the Chair of the Audit Committee, Chair of the IT Committee and Member of the Finance Committee) and as a Trustee of the Transit Center Foundation (where she served as Chair of the Audit Committee), and her current positions, as a Board Member of PennyMac Financial Services, Inc. (where she serves as Chair of the Finance Committee and a member of the Audit Committee), as a Board Member of the NYC School Construction Authority, as a Board Member of the NYS Job Development Authority (where she also serves as a member of the Audit Committee) and as a Clinical Professor at NYU Schack Institute of Real Estate. She has familiarity with a variety of financial, accounting, investment and regulatory matters through her prior experience and through the positions described above.

Interested Nominees

Robert F. Deutsch. Mr. Deutsch has served on the ETF Board since 2014. Mr. Deutsch has over 30 years of experience in the financial services industry. He has substantial mutual fund background and is experienced with financial, accounting, investment and regulatory matters through his tenure at J.P. Morgan Asset Management1 (“JPMAM”) including his prior positions as head of the Global ETF Business and as head of the Global Liquidity Business. Prior roles also include National Sales Manager for the J.P. Morgan Mutual Funds and Client Advisor at Goldman Sachs Asset Management. Mr. Deutsch is considered an “interested” Nominee based on interests in JPMorgan Chase resulting from his prior employment at JPMAM.

Nina O. Shenker. Ms. Shenker has over 35 years of experience in the financial services industry. She has substantial experience and expertise with mutual funds and ETFs across legal, compliance, operations, risk and controls, fiduciary, governance, product and business strategy and government and regulatory affairs. She has served as Vice Chair of JPMAWM and global General Counsel for JPMAWM. Prior to joining the JPMorgan Legal Department in 2001, Ms. Shenker was President of the Pierpont Group, the independent staff for the JPMorgan Mutual Funds Trustees and, prior to that, she was General Counsel and Senior Vice President at J. & W. Seligman & Co., an investment management firm. At J.P. Morgan, she has also served as a member of the JPMAWM Operating Committee, the JPMC Legal Management Team, and the JPMC Fiduciary Governance Committee. Ms. Shenker has also been actively engaged with industry associations. She also is actively engaged in supporting not-for-profit organizations’ governance and oversight. Ms. Shenker is considered an “interested” Nominee based on her current or prior employment at J.P. Morgan.

As indicated in the table below, there are fourteen Independent Nominees and two Interested Nominees.

The following table provides additional information about each Nominee. The contact address for each of the Nominees is 277 Park Avenue, New York, NY 10172.

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Independent Nominee
John F. Finn (1947)	Chair since 2020; Trustee, indefinite, since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974–present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present); Trustee, Columbus Association for the Performing Arts (1988– present).

Stephen P. Fisher (1959)	Trustee, indefinite, since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various	169	Honors Program Advisory Board Member, The Zicklin School

[1]	J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc.

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).		of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958)	Trustee, indefinite, since 2018.	Retired; Chief Investment Officer – Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952)	Trustee, indefinite, since 2008.	President, Ashland Hughes Properties (property management) (2014–present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–2014).	169	None.

Raymond Kanner (1953)	Trustee, indefinite, since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007–2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016–2017); Advisory Board Member, BlueStar Indexes (index creator)

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				(2013–2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001–2015).

Mary E. Martinez (1960)	Vice Chair since 2021; Trustee, indefinite, since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None.

Marilyn McCoy (1948)	Trustee, indefinite, since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	None.

Dr. Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013–present); Trustee, Dartmouth-Hitchcock Medical Center (2011–present).

Marian U. Pardo (1946)	Trustee, indefinite, since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007–	169	President and Member, Board of Governors, Columbus Citizens

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003–2006).		Foundation (not-for-profit supporting philanthropic and cultural programs) (2006–present).

Gary L. French (1951)	None.	Real Estate Investor (2011–2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Independent Trustee, The China Fund, Inc. (2013–2019); Exchange Traded Concepts Trust II (2012–2014); Exchange Traded Concepts Trust I (2011–2014).

Robert J. Grassi (1957)	None.	Sole Proprietor, Academy Hills Advisors LLC (2012–present); Pension Director, Corning Incorporated (2002–2012).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios).

Thomas P. Lemke (1954)	None.	Retired; Executive Vice President and General Counsel, Legg Mason (2005–2013).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); SEI family of funds -Independent Trustee of Advisors’ Inner Circle Fund III (from February

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
2014 to present) (20 portfolios); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014–April 2016); Independent Trustee of Winton Series Trust (December 2014–March 2017); Independent Trustee of AXA Premier VIP Trust (2014–June 2017); Independent Director of The Victory Funds

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				(or their predecessor funds) (2014–March 2015) (35 portfolios); Symmetry Panoramic Trust (2018-present) (16 portfolios).

Lawrence R. Maffia (1950)	None.	Retired; Director and President, ICI Mutual Insurance Company (2006– 2013).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Director, ICI Mutual Insurance Company (1999–2013).

Emily A. Youssouf (1951)	None.	Clinical Professor, NYU Schack Institute of Real Estate (2009–2011) and Adjunct Professor (2011-present); Board Member and Member of the Audit Committee (2013– present), Chair of Finance Committee (2019– present), Member of Related Parties Committee (2013–2018) and Member of the Enterprise Risk Committee (2015–2018), PennyMac Financial Services, Inc.; Board Member (2005–2018), Chair of Capital Committee (2006–2016), Chair of Audit Committee (2005–2018), Member of Finance Committee (2005–2018) and Chair of IT Committee (2016–2018), NYC Health and Hospitals Corporation.	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Trustee, NYC School Construction Authority (2009–present); Board Member, NYS Job Development Authority (2008–present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015–2019).

Name and Year of Birth	Position(s) with the Portfolios, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years

Interested Nominee
Robert F. Deutsch(3) (1957)	None.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013–2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003–2013).	169	Chairman and Trustee of the J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Board of Directors of the JUST Capital Foundation (2017–present).
Nina O. Shenker(3) (1957)	None.	Vice Chairman (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

1

The year shown is the first year in which a Nominee became a member of any of the following: the Mutual Fund Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any current member of the Mutual Fund Board, if elected, born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

2	The number shown represents the number of funds in the J.P. Morgan Family of Funds that would be overseen by a Nominee if elected to each of the Mutual Fund Board and the ETF Board.

3	Designation as an “Interested Nominee” is based on current or prior employment by the Adviser or an affiliate of the Adviser.

It is the intention of the persons named in the Proxy, unless instructed by Proxy to withhold authority to vote for the Nominees, to vote all validly executed Proxies for the election of the Nominees. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of a Nominee for Independent Trustee, as Independent Trustee of the Trust may recommend. All of the Nominees have consented to being named in this Proxy Statement and to serve as Trustees if elected. The Trust knows of no reason why any of the Nominees would be unable or unwilling to accept nomination or election.

Board Leadership Structure

The Board decides upon general policies and is responsible for overseeing the business affairs of the Portfolios.

The Board currently has structured itself in a manner that allows it to effectively perform its oversight function. The Chair of the Board is an Independent Trustee, which allows him to carry out his leadership duties as Chair of the Board with objectivity. During the fiscal year ended December 31, 2020, the Board met 10 times.

In addition, the Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Portfolios. As described under “Qualifications of Nominees” and “Standing Committees,” the Board currently has six committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The Board has determined that the current leadership and committee structure is appropriate for the Portfolios and allows the Board to effectively and efficiently evaluate issues that impact the Portfolios as a whole, as well as issues that are unique to each Portfolio.

The Board and the Committees take an active role in overseeing the risk associated with registered investment companies including investment risk, compliance and valuation. In addition, the Board receives regular reports from the Chief Compliance Officer (“CCO”), JPMIM in its capacity both as administrator for the Portfolios and as investment adviser to the Portfolios (“Administrator” and “Adviser”, as applicable) and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from the Chief Risk Officer of Investment Management Americas and Alternatives of JPMAM including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee meet regularly with representatives of the Adviser and an independent consultant to review and evaluate the ongoing performance of the Portfolios. Each of these three Committees reports these reviews to the full Board. The Audit and Valuation Committee is responsible for oversight of the performance of the Portfolios’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Portfolios’ securities by the Adviser, overseeing the quality and objectivity of the Portfolios’ independent audit and the financial statements of the Portfolios, and acting as a liaison between the Portfolios’ independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Portfolios’ compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Portfolios’ corporate governance obligations, Portfolio service providers and litigation. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Standing Committees

The Board currently has six standing committees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the Fixed Income Committee, and

(vi) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during each Portfolio’s most recently completed fiscal year:

Committee	Fiscal Year Ended December 31, 2020
Audit and Valuation Committee	5
Compliance Committee	5
Governance Committee	4
Equity Committee	6
Fixed Income Committee	9
Money Market and Alternative Products Committee	7

During the most recently completed fiscal year, all of the Trustees attended at least 75% of the Board and applicable committee meetings. In fact, all of the Trustees attended all of the Board and applicable committee meetings with one exception. One Trustee missed one committee meeting due to a family emergency.

Audit and Valuation Committee. The Audit and Valuation Committee operates pursuant to a written charter. It is composed entirely of Independent Trustees. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Portfolios’ independent accountants; (ii) evaluate the independence of the Portfolios’ independent accountants; (iii) oversee the performance of the Portfolios’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the “SEC,” including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Portfolios’ securities by the Administrator and Adviser, as applicable and any sub-adviser, as applicable; (vi) oversee the quality and objectivity of the Portfolios’ independent audit and the financial statements of the Portfolios; and (vii) act as a liaison between the Portfolios’ independent registered public accounting firm and the full Board. The Audit and Valuation Committee has delegated responsibilities to the Chair of the Committee or any designated member of the Committee to respond to inquiries on valuation matters and that occur between meetings of the Committee when the Portfolios’ valuation procedures or law require Board or Committee action, but it is impracticable or impossible to hold a meeting of the entire Board or Committee.

Compliance Committee. The Compliance Committee operates pursuant to a written charter. The primary purposes of the Compliance Committee are to (i) oversee the Portfolios’ compliance with legal and regulatory and contractual requirements and the Portfolios’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Portfolios’ Chief Compliance Officer.

Governance Committee. The Governance Committee operates pursuant to a written charter. A copy of the Governance Committee Charter is attached as Appendix A. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the Independent Trustees; (iii) establishment of Independent Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to certain registrants, appointment and removal of the applicable funds’ Senior Officer, and approval of compensation for the funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the Independent Trustees and legal counsel to the Portfolios; (vii) oversight of ongoing litigation affecting the Portfolios, the Adviser or the Independent Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Portfolios (except financial matters considered by the Audit and Valuation Committee); and (ix) oversight and review of matters with respect to service providers to the Portfolios (except the Portfolios’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Mutual Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate, including the Mutual Fund Directors Forum. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Mr. Finn, serves on one of the following committees, which are divided by asset type: the Equity Committee, the Fixed Income Committee or the Money Market and Alternative Products Committee. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Portfolios, as well as any sub-adviser to the Portfolios. The primary purposes of each Committee are to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Portfolios designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Portfolios or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Portfolios that the Committee is assigned to oversee and works to facilitate the understanding by the Board of particular issues related to investment management of Portfolios reviewed by the applicable Committee.

Impact of Unified Board on Current Leadership and Committee Structure

If all of the Nominees are elected by shareholders of the Trust and the shareholders of the other J.P. Morgan Mutual Funds and J.P. Morgan ETFs, resulting in the proposed unified board structure, the Board expects to form an ETF Committee that would (i) assist the Board in its oversight of the investment management services provided by the Adviser to the J.P. Morgan ETFs and Portfolios designated for review by the committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the J.P. Morgan ETFs.

Executive Officers of the Trust

Information relating to the executive officers of the Trust is set forth in Appendix B.

Ownership of Securities

Current Trustees: As of December 31, 2020, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Portfolio of the Trust, respectively.

Nominees: For each Nominee, the dollar range of equity securities beneficially owned in the Portfolios as of December 31, 2020 is shown in Appendix C.

As to each Independent Nominee and his or her immediate family members living in the same household, no person owned beneficially or of record securities in JPMIM or any principal underwriter of the Portfolios, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with JPMIM or any principal underwriter of the Portfolios as of December 31, 2020.

Trustee Compensation

Current Trustees: For the calendar year ended December 31, 2020, the funds of the J.P. Morgan Mutual Funds overseen by the Trustees paid each Trustee an annual base fee of $395,000 (with any new Trustees receiving a pro rata portion of the base fee depending on when each became a Trustee). Committee chairs who are not already receiving an additional fee are each paid $50,000 annually in addition to their base fee. In addition to the base fee, the funds pay the Chair $225,000 annually and reimburse expenses of the Chair in the amount of $4,000 per month. The Chair receives no additional compensation for service as committee chair. In addition to the base fee, the funds pay the Vice Chair $125,000 annually.

The compensation table below presents the total compensation paid to the current Trustees for the calendar year ended December 31, 2020:

Name of Trustee	Aggregate Compensation From JPMorgan Insurance Trust	Total Compensation From the J.P. Morgan Family of Funds
Independent Trustees
John F. Finn	$13,094	$620,000
Stephen P. Fisher	12,722	395,000
Kathleen M. Gallagher	12,722	395,000	(1)
Frankie D. Hughes	12,722	395,000
Raymond Kanner	12,803	445,000	(2)
Mary E. Martinez	12,847	470,000
Marilyn McCoy	12,722	395,000	(3)
Robert A. Oden, Jr.	12,764	420,000
Marian U. Pardo	12,805	445,000

(1)	Includes $118,500 of Deferred Compensation.
(2)	Includes $445,000 of Deferred Compensation.
(3)	Includes $395,000 of Deferred Compensation.

Nominees. It is expected that each Nominee who is elected will be compensated in the same manner as the current Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE PORTFOLIOS VOTE “FOR ALL” NOMINEES

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Current service providers of the Portfolios are described below.

Investment Adviser

JPMIM, 277 Park Avenue, New York, NY 10172, serves as investment adviser to the Portfolios and continuously reviews and supervises the Portfolios’ investment program. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of June 30, 2021, JPMIM managed over $1,859 billion in assets.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as distributor to each of the Portfolios. JPMDS is an affiliate of the Adviser, the Administrator and JPMorgan Chase Bank and is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, 277 Park Avenue, New York, NY 10172, serves as administrator for the Trust.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Portfolios for their current fiscal years. PwC also prepares the Portfolios’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit and Valuation Committee that they are independent auditors with respect to the Portfolios. The Audit and Valuation Committee has considered whether the provision by PwC to the Portfolios of non-audit services to the Portfolios or of professional services to the Portfolios’ investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwCare not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Portfolios’ independent auditors for the calendar year ended December 31, 2020. Additional information about fees paid by the Portfolios to PwC is provided in Appendix D.

Pursuant to the Trust’s Audit and Valuation Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit and Valuation Committee pre-approves all audit and non-audit services performed by the Trust’s independent public registered accounting firm for the Trust. In addition, the Audit and Valuation Committee pre-approves the auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Affiliates”), in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit and Valuation Committee. The Audit and Valuation Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit and Valuation Committee. The Audit and Valuation Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit and Valuation Committee.

VOTING INFORMATION

Shareholders and Contract Owners Entitled to Vote

Only shareholders of record as of the close of business on the Record Date of August 20, 2021, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. As a Contract Owner with a variable contract value allocated to a Portfolio as of the close of business on the Record Date, you are entitled to instruct your Participating Insurance Company how to vote the shares of the Portfolio attributable to your variable contract.

Quorum

The presence virtually or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting for acting on the Proposal.

Voting Requirement

If a quorum is present, the affirmative vote of a majority of the votes cast for each Nominee will elect each Nominee. The election of each Nominee is not contingent on the election of any other Nominees.

How Votes will be Counted

Each shareholder is entitled to one vote for each whole share held, and a proportionate fractional vote for any fractional shares held, as of the Record Date.

If the enclosed Voting Instruction Card is properly executed and returned in time to be voted at the Meeting, the Participating Insurance Company named thereon will vote the shares represented by the Voting Instruction Card in accordance with the instructions marked thereon.

It is expected that the Participating Insurance Companies will attend the Meeting virtually or by proxy and will vote Portfolio shares held by it in accordance with the voting instructions received from their respective Contract Owners. Unless revoked, all valid and executed Voting Instructions Cards will be voted in accordance with the specifications thereon.

Shares for which a Participating Insurance Company does not receive timely voting instructions from Contract Owners and duly executed and dated Voting Instruction Cards that do not provide voting instructions will be voted by that Participating Insurance Company in the same proportion as the shares for which Contact Owners have provided voting instructions to the Participating Insurance Company. Shares owned by a Participating Insurance Company will also be voted in the same proportions as the shares for which timely voting instructions have been received from Contract Owners. This proportional voting may result in a small number of Contract Owners determining the vote on the proposal.

Executed Voting Instruction Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against any Nominees. Accordingly, “withhold” votes will have no effect on the Proposal, for which approval of each Nominee requires a majority of votes cast for each Nominee. Because the Proposal is treated as “routine” under applicable legal requirements, there will be no broker non-votes, and therefore broker non-votes will have no effect on the Proposal.

If a Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed Proxy Cards will be voted FOR ALL Nominees. If a shareholder simply signs, dates and returns a Proxy Card, but does not specify a vote on the Proposal, the proxy will be voted FOR ALL Nominees.

How to Vote

Shareholders on the Record Date can vote in any of four ways: by telephone, via the Internet, by returning its Proxy Card by mail, or by participating in the Meeting.

If you are a Contract Owner entitled to vote, in addition to returning your Voting Instruction Card by mail, depending on your insurance company, you may also be able to provide your voting instructions by telephone or via the Internet. To cast your vote, please follow the instructions on your Voting Instruction Card.

Revoking Voting Instructions or Changing Voting Instructions

A Contract Owner may revoke previously submitted voting instructions at any time prior to the Meeting by (1) submitting to his or her Participating Insurance Company subsequently dated voting instructions in proper form, whether via a Voting Instruction Card or telephone or Internet voting, (2) delivering to his or her Participating Insurance Company a written notice of revocation, or (3) otherwise giving notice of revocation during the Meeting, in all cases prior to the exercise of the authority granted in the previously submitted proxy/voting instructions.

Adjournment

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, or, in the event that one or more Nominees does not receive sufficient votes for election, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. Any adjournment will require an affirmative vote by the holders of a majority of the shares present virtually or by proxy and entitled to vote at the Meeting. In the event of an adjournment, no further notice will be given other than an announcement at the Meeting when the adjournment determination is made.

Method of Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and their affiliates or by proxy soliciting firms retained by the Portfolios. The Portfolios have retained Broadridge Investor Communication Solutions, Inc. (the “Solicitor”) a proxy solicitor, to assist in the solicitation of Proxy Cards or Voting Instruction Cards primarily by contacting shareholders by telephone. By contract, the Solicitor among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is not expected to be in excess of $28,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Portfolios.

As the Meeting date approaches, Contract Owners of the Portfolios may receive a call from a representative of JPMIM or the Solicitor if the relevant Participating Insurance Company has not yet received voting instructions. Authorization to permit JPMIM or the Solicitor to execute voting instructions may be obtained by telephonic or electronically transmitted instructions from Portfolio shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Portfolios believes that these procedures are reasonably designed to ensure that the identity of the Contract Owner providing voting instructions is accurately determined and that the voting instructions of the Contract Owner are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or the Solicitor representative is required to ask the Contract Owner for the Contract Owner’s full name, address and confirmation that the Contract Owner has received this Proxy Statement.

If the Contract Owner information solicited agrees with the information provided to JPMIM or the Solicitor by the Portfolios, the JPMIM or the Solicitor representative has the responsibility to explain the process, read the Proposal listed on the Voting Instruction Card, and ask for the Contract Owner’s instructions on the Proposal. The representative of JPMIM or the Solicitor although permitted to answer questions about the process, is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or the Solicitor will send the Contract Owner a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or the Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Share Information

For a list of the number of shares of the Portfolios that are outstanding as of the close of business on the Record Date, please refer to Appendix E.

Portfolio Shares Owned by Certain Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Portfolios as of the Record Date, please refer to Appendix F.

OTHER MATTERS

No Other Matters. We know of no business other than the Proposal contained in this proxy statement to be considered at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders or Contract Owners Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders or Contract Owners residing at the same address, unless such shareholders or Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholders or Contract Owners residing at an address to which only one copy was mailed. Shareholders or Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders or Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Portfolios at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

APPENDIX A

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Boards of Trustees1 (the “Boards”) of the JPMorgan Funds (the “Funds”) known as the Governance Committee (the “Committee”). With respect to any closed-end fund listed on an exchange, the Committee shall function as the Nominating Committee and Compensation Committee or comparable committee as required by applicable listing standards. The Committee shall be composed solely of trustees who are not “interested persons” of the Funds as defined as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). The Chairperson of the Boards shall serve as Chairperson of the Committee. The Chairperson of the Boards shall also determine the number of Committee members and nominate the members of the Committee, subject to the approval of the Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITES

The duties of the Committee are:

•	to select and nominate persons for election or appointment as trustees including Independent Trustees and trustees who are interested persons of the Funds, as discussed in further detail below;

•	to consider and make recommendations to the Boards with respect to:

•	the compensation payable to the trustees, as discussed in further detail below;

•	the functioning of the Boards and the various committees of the Boards;

•	the appointment or removal of the Funds’ Senior Officer;

•	the retention and compensation of consultants, experts or staff that may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	the selection and retention of independent legal counsel to the Independent Trustees, as discussed in further detail below; and

•	the selection and retention of legal counsel to the Funds and the provision of ongoing monitoring of the legal fees,

•	to establish Trustee expense policies;

•	to consider and approve the compensation of the Funds’ Senior Officer, as necessary;

•	to receive compliance reports from the Funds’ Senior Officer, as necessary;

[1]	The term “Board of Trustees” also refers to “Board of Directors” and the term “trustee” also refers to “director.”

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee civil litigation affecting the Funds, the Funds’ adviser or the Boards, and take such action as it deems necessary or appropriate, and report to the Boards from time to time, as necessary;

•

to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the audit committee of the Boards or compliance matters considered by the compliance committee of the Boards);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review shareholder correspondence addressed to the Boards from time to time, as discussed in further detail below; and

•	to review and act upon such other matters that are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

The Committee selects and nominates persons for election or appointment as trustees (i) to serve as additions to the Boards, (ii) to fill vacancies which may occur from time to time, and (iii) for election by the Funds’ shareholders at meetings called for the election of trustees.

After a determination by the Committee that a person should be nominated as an additional trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a trustee position on any of the Boards, the Committee shall nominate a person for appointment by a vote of the majority of the members of the Boards. Prior to a meeting of the shareholders of the Funds called for the purpose of electing trustees, the Committee shall nominate one or more persons for election as trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a trustee should include (but need not be limited to):

•

the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds;

•	whether or not the person is willing and able to serve and commit the time necessary to perform the duties of an Independent Trustee;

•	the contribution the person can make to the Boards and the Funds, considering the person’s business experience, education and such other factors as the Committee may determine to be relevant;

•	the person’s character and integrity, and his or her independence, leadership skills and ability to work with the Boards’ other members; and

•	recommendations from management as the Committee deems appropriate and as consistent with the 1940 Act.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

The Committee recognizes that diverse viewpoints, skill sets, backgrounds and experiences strengthen the performance of the Board and its committees as decision-making and oversight bodies serving the best interests of the Funds and their shareholders and values the diverse attributes of individual Trustees and the overall Board. In considering potential nominees, the Committee values diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the trustees’ and Independent Trustees’ responsibilities and duties and the time required to perform such duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection, the Committee will examine and monitor the legal counsel’s client relationships to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Funds’ Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Funds’ Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

APPENDIX B

EXECUTIVE OFFICERS OF THE TRUST

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The officers of the Trust receive no direct remuneration from the Portfolios except the Portfolios, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMIM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964)*	President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975)	Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980)**	Secretary (2019) (formerly Assistant Secretary since 2010)	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964)***	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962)***	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971)**	Assistant Secretary (2018)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980)**	Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

B-1

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years

Zachary E. Vonnegut-Gabovitch (1986)**	Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972)	Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977)***	Assistant Treasurer (2018)	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972)***	Assistant Treasurer (2017)	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985)	Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963)*	Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. since February 2020; formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020

Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

*	Address is 575 Washington Boulevard, Jersey City, NJ 07310.

**	Address is 4 New York Plaza, Floor 21, New York, NY 10004.

***	Address is 1111 Polaris Parkway, Columbus, OH 43240.

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APPENDIX C

OWNERSHIP OF SECURITIES

As of December 31, 2020, none of the Nominees owned equity securities of the Portfolios of the Trust solicited by this Proxy Statement. The following table presents the aggregate dollar range of equity securities owned by each Nominee of all funds in the J.P. Morgan Family of Funds as of December 31, 2020. The information as to beneficial ownership is based on statements furnished by each Nominee.

Nominees	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the J.P. Morgan Family of Funds(1)
John F. Finn	Over $100,000
Stephen P. Fisher	Over $100,000
Kathleen M. Gallagher	Over $100,000
Frankie D. Hughes	Over $100,000
Raymond Kanner	Over $100,000
Mary E. Martinez	Over $100,000
Marilyn McCoy	Over $100,000
Dr. Robert A. Oden, Jr.	Over $100,000
Marian U. Pardo	Over $100,000
Gary L. French	Over $100,000
Robert J. Grassi	Over $100,000
Thomas P. Lemke	Over $100,000
Lawrence R. Maffia	Over $100,000
Emily A. Youssouf	$10,001 - $50,000(2)
Robert F. Deutsch	Over $100,000
Nina O. Shenker	None

(1)

For Mses. Gallagher and McCoy and Messrs. Finn, Fisher, Kanner and Oden, these amounts include deferred compensation balances, as of 12/31/20, through participation in the J.P. Morgan Mutual Funds’ Deferred Compensation Plan for Eligible Trustees.

(2)	As of March 17, 2021.

C-1

APPENDIX D

Fees Paid by the Portfolios to Independent Auditors

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended December 31, 2021 and December 31, 2020 (“Reporting Periods”) for professional services rendered by PwC for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Year Ended	Audit Fees
12/31/21	$302,582
12/31/20	$321,642

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC to the Trust’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Service Affiliates, that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Trust and the Portfolios and not reported under paragraph (1), were as follows.

Year Ended	Audit-Related Fees
12/31/21	$76,142
12/31/20	$86,446

(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows.

Year Ended	Tax Fees
12/31/21	$58,264
12/31/20	$62,990

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Portfolios by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the Trust, or services provided to Service Affiliates related directly to the operation and financial reporting of the Portfolios other than the services reported above. The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Portfolios and to the Portfolios’ investment adviser and the other Service Affiliates as follows.

Year Ended	Other Fees
12/31/21	$1,650
12/31/20	$550

(5) The percentage of services described in each of paragraphs (2) through (4) of this Appendix D that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(2) 0%

(3) 0%

(4) 0%

D-1

The Trust’s Audit and Valuation Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

D-2

APPENDIX E

SHARE INFORMATION

The chart below lists the number of shares of the Portfolios that are outstanding as of the close of business on the Record Date:

Fund Name	Share Class	Shares Outstanding - Class Level	Shares Outstanding - Fund Level
JPMorgan Insurance Trust Core Bond Portfolio	1	15,090,666.971	45,497,591.375
JPMorgan Insurance Trust Core Bond Portfolio	2	30,406,924.404	45,497,591.375
JPMorgan Insurance Trust Global Allocation Portfolio	1	2,969,232.536	6,444,889.547
JPMorgan Insurance Trust Global Allocation Portfolio	2	3,475,657.011	6,444,889.547
JPMorgan Insurance Trust Income Builder Portfolio	1	1,803,888.938	9,337,886.245
JPMorgan Insurance Trust Income Builder Portfolio	2	7,533,997.307	9,337,886.245
JPMorgan Insurance Trust Mid Cap Value Portfolio	1	40,691,395.500	40,691,395.500
JPMorgan Insurance Trust Small Cap Core Portfolio	1	8,072,368.298	8,137,529.903
JPMorgan Insurance Trust Small Cap Core Portfolio	2	65,161.605	8,137,529.903
JPMorgan Insurance Trust U.S. Equity Portfolio	1	3,202,707.105	3,631,530.655
JPMorgan Insurance Trust U.S. Equity Portfolio	2	428,823.550	3,631,530.655

E-1

APPENDIX F

PRINCIPAL SHAREHOLDERS OF THE PORTFOLIOS

As of June 30, 2021, the following persons were the owners of more than 5% of the outstanding classes of shares of the following class of shares of the following Portfolios. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Persons who beneficially own 25% or more of the outstanding shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

JPMorgan Insurance Trust – Portfolio	Shareholder and Address	Percentage Held
JPMORGAN INSURANCE TRUST CORE BOND PORTFOLIO

CLASS 1 SHARES	NATIONWIDE LIFE INSURANCE COMPANY	25.25%
	NWPP
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	THE LINCOLN NATIONAL LIFE	14.71%
	INSURANCE COMPANY
	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506

	TALCOTT RESOLUTION LIFE INS CO	13.11%
	SEPARATE ACCOUNT 7
	PO BOX 5051
	HARTFORD CT 06102-5051

	NATIONWIDE LIFE AND	11.78%
	ANNUITY INSURANCE COMPANY
	NWVA-C
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	GREAT-WEST LIFE & ANNUITY	6.65%
	FBO COLI VUL 7
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS 2 SHARES	THE LINCOLN NATIONAL LIFE	63.37%
	INSURANCE COMPANY
	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506

	DELAWARE LIFE INSURANCE COMPANY	12.40%
	1601 TRAPELO RD STE 30
	WALTHAM MA 02451-7360

	NATIONWIDE LIFE INSURANCE COMPANY	9.26%
	C/O IPO PORTFOLIO ACCOUNTING
	NWVAII
	PO BOX 182029
	COLUMBUS OH 43218-2029

JPMorgan Insurance Trust – Portfolio	Shareholder and Address	Percentage Held

	ALLIANZ LIFE INSURANCE CO OF	7.22%
	NORTH AMERICA
	ATTN VARIABLE PRODUCTS FINANCIAL
	5701 GOLDEN HILLS DR
	MINNEAPOLIS MN 55416-1297

JPMORGAN INSURANCE TRUST GLOBAL ALLOCATION PORTFOLIO

CLASS 1 SHARES	THE LINCOLN NATIONAL LIFE	86.21%
	INSURANCE COMPANY
	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506

	LOMBARD INTERNATIONAL LIFE	13.22%
	ASSURANCE COMPANY
	FOR THE SOLE BENEFIT OF CUSTOMERS
	1650 MARKET ST FL 45
	PHILADELPHIA PA 19103-7341

CLASS 2 SHARES	AXA EQUITABLE LIFE SEPARATE ACCOUNT	46.69%
	70
	1290 AVENUE OF THE AMERICAS
	NEW YORK NY 10104-0101

	PACIFIC LIFE INSURANCE COMPANY	20.56%
	SEPARATE ACCOUNT A
	ATTN CORP VALUABLE PROD ACCTG DEPT
	700 NEWPORT CENTER DR
	NEWPORT BEACH CA 92660-6307

	JEFFERSON NATIONAL LIFE INSURANCE	17.94%
	COMPANY
	10350 ORMSBY PARK PL STE 600
	LOUISVILLE KY 40223-6175

	THE LINCOLN NATIONAL LIFE	7.80%
	INSURANCE COMPANY
	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506

JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO

CLASS 1 SHARES	LOMBARD INTERNATIONAL LIFE	79.33%
	ASSURANCE COMPANY
	FOR THE SOLE BENEFIT OF CUSTOMERS
	1650 MARKET ST FL 45
	PHILADELPHIA PA 19103-7341

	ZURICH AMERICAN LIFE INSURANCE	18.19%
	COMPANY
	165 BROADWAY 21ST FLOOR
	NEW YORK NY 10006-1454

JPMorgan Insurance Trust – Portfolio	Shareholder and Address	Percentage Held

CLASS 2 SHARES	AXA EQUITABLE LIFE SEPARATE ACCOUNT	35.44%
	70
	1290 AVENUE OF THE AMERICAS
	NEW YORK NY 10104-0101

	PRUCO LIFE INSURANCE CO OF ARIZONA	25.95%
	213 WASHINGTON ST
	NEWARK NJ 07102-2917

	PACIFIC LIFE INSURANCE COMPANY	17.16%
	SEPARATE ACCOUNT A
	ATTN CORP VALUABLE PROD ACCTG DEPT
	700 NEWPORT CENTER DR
	NEWPORT BEACH CA 92660-6307

	JEFFERSON NATIONAL LIFE INSURANCE	6.85%
	COMPANY
	10350 ORMSBY PARK PL STE 600
	LOUISVILLE KY 40223-6175

	THE LINCOLN NATIONAL LIFE	5.78%
	INSURANCE COMPANY
	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506

JPMORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO

CLASS 1 SHARES	OHIO NATIONAL LIFE INS COMPANY	41.62%
	FOR THE BENEFIT OF ITS SEPARATE
	ACCTS ATTN DAWN CAIN
	ONE FINANCIAL WAY
	CINCINNATI OH 45242-5800

	NATIONWIDE LIFE INSURANCE COMPANY	23.80%
	NWPP
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	NATIONWIDE LIFE INSURANCE COMPANY	10.73%
	NWVLI4
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	MODERN WOODMEN OF AMERICA	5.15%
	C/O PRODUCT VALUATION
	5801 SW SIXTH AVE
	TOPEKA KS 66636-0001

JPMorgan Insurance Trust – Portfolio	Shareholder and Address	Percentage Held

JPMORGAN INSURANCE TRUST SMALL CAP CORE PORTFOLIO

CLASS 1 SHARES	OHIO NATIONAL LIFE INS COMPANY	31.89%
	FOR THE BENEFIT OF ITS SEPARATE
	ACCTS ATTN DAWN CAIN
	ONE FINANCIAL WAY
	CINCINNATI OH 45242-5800

	TALCOTT RESOLUTION LIFE INSURANCE	17.71%
	COMPANY COLI SEPARATE ACCOUNT IV
	PO BOX 5051
	HARTFORD CT 06102-5051

	MODERN WOODMEN OF AMERICA	16.09%
	C/O PRODUCT VALUATION
	5801 SW SIXTH AVE
	TOPEKA KS 66636-0001

CLASS 2 SHARES	COUNTRY INVESTORS LIFE ASSURANCE	34.56%
	COMPANY
	5400 UNIVERSITY AVE
	WDM IA 50266-5950

	GREAT-WEST LIFE & ANNUITY	27.31%
	FBO VARIABLE ANNUITY 2 SMARTTRACK I
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	SECURITY BENEFIT LIFE	13.96%
	VARIABLE ANNUITY ACCOUNT XIV
	ONE SECURITY BENEFIT PLACE
	TOPEKA KS 66636-0001

	FARM BUREAU LIFE INSURANCE COMPANY	12.73%
	ATTN MUTUAL FUNDS ACCOUNTING
	5400 UNIVERSITY AVE
	W DES MOINES IA 50266-5950

	GREAT-WEST LIFE & ANN INS CO OF NY	7.85%
	FBO VARIABLE ANNUITY 2 SMARTTRACK I
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

JPMORGAN INSURANCE TRUST US EQUITY PORTFOLIO

CLASS 1 SHARES	HORACE MANN LIFE INSURANCE CO	42.23%
	SEPARATE ACCOUNT
	ATTN WILLIAM J KELLY
	1 HORACE MANN PLZ
	SPRINGFIELD IL 62715-0002

JPMorgan Insurance Trust – Portfolio	Shareholder and Address	Percentage Held

	NATIONWIDE LIFE AND	16.06%
	ANNUITY INSURANCE COMPANY
	NWVA-C
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

CLASS 2 SHARES	DELAWARE LIFE INSURANCE COMPANY	91.28%
	1601 TRAPELO RD STE 30
	WALTHAM MA 02451-7360

	DELAWARE LIFE INSURANCE COMPANY	7.88%
	OF NEW YORK
	ATTN: OPERATIONAL CONTROL
	1601 TRAPELO RD STE 30
	WALTHAM MA 02451-7360

FORM OF PROXY CARD FOR SHAREHOLDERS OF THE PORTFOLIOS

J.P. MORGAN ASSET MANAGEMENT 277 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10172 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/JPMorganfunds/broadridgevsm/ To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D58374-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY [Fund Name Here] The Board of Trustees recommends you vote FOR the following: 1. To elect 16 Nominees to serve as Trustees for the Trust: Nominees: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 01) John F. Finn 02) Stephen P. Fisher 03) Gary L. French 04) Kathleen M. Gallagher 05) Robert J. Grassi 06) Frankie D. Hughes 07) Raymond Kanner 08) Thomas P. Lemke 09) Lawrence Maffia 10) Mary E. Martinez 11) Marilyn McCoy 12) Dr. Robert A. Oden, Jr. 13) Marian U. Pardo 14) Emily A. Youssouf 15) Robert F. Deutsch 16) Nina O. Shenker ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. You can register to virtually attend the Meeting at https://viewproxy.com/JPMorganfunds/broadridgevsm/ D58375-TBD JPMorgan Insurance Trust THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned Shareholders of JPMorgan Insurance Trust hereby appoints Michael Lord, Joseph Parascondola, and Wendy Setnicka and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 20, 2021 at a Special Meeting of Shareholders to be held virtually at 10:00 a.m. Eastern Time on October 27, 2021 (the “Meeting”), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE